SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 20, 2001
                                -----------------


                                    ATG INC.
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)



                  0-23781                          94-2657762
           (Commission File Number)    (IRS Employer Identification No.)

                       3400 Arden Road, Fremont, CA 94545
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (510) 783-8200

               47375 Fremont Boulevard, Fremont, California 94538
                                (Former address)



Item 5.        Other Events

     ATG Inc. ("ATG" or the "Company") has not completed the preparation of its financial statements for the nine months ended September 30, 2001, and has not filed its Quarterly Report on Form 10-Q for the period ended September 30, 2001. Further, said Quarterly Report has not been filed with The Nasdaq Stock Market, Inc., as required by Nasdaq Marketplace Rule 4310(c)(14). The Company has received a Nasdaq staff determination letter dated November 20, 2001, indicating that its securities are subject to delisting from the Nasdaq National Market. On November 26, 2001, the Company requested a hearing before a Nasdaq Listing Qualifications Panel, to review the staff determination. The Company's news release, dated November 26, 2001, announcing the Nasdaq letter and the Company's request for a hearing, is filed as an exhibit to this report and is incorporated herein by this reference.

Item 7.  Exhibits

     99.2 News release dated November 26, 2001, announcing possible delisting of ATG Inc. securities on the Nasdaq National Market



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ATG Inc.
                                    (Registrant)


Dated:  November 26, 2001            By:  /s/ Doreen M. Chiu
                                         -----------------------
                                         Doreen M. Chiu
                                         President and Chief Executive Officer